Exhibit 10.1



                   FORM OF MASTER STOCK OPTION AWARD AGREEMENT
                              TERMS AND CONDITIONS
      (For Grants of Nonqualified Stock Options to Non-Employee Directors)

This Master Stock Option Agreement (this "Master Agreement" or "Agreement") is entered into between you (the "Participant" named below) and Cree, Inc., a corporation formed under the laws of the State of North Carolina (the "Company"). As used in this Agreement, "Company" includes Cree, Inc. and any entity that is part of the "Company", as defined in the applicable Plan.

This Agreement states the terms and conditions that govern nonqualified stock options (each an "Option") the Company may from time to time award granting you the right to purchase shares (the "Shares") of the Common Stock of Cree, Inc. (the "Common Stock"). The Options may include awards under the Company's Equity Compensation Plan or any other plan previously or hereafter adopted by the Company's Board of Directors (a "Plan" or "Plans," as applicable). The number of Shares, vesting schedule, per share purchase price and other provisions applicable to each Option will be stated in a Notice of Grant issued by the Company for each Option, and each such Notice of Grant is incorporated herein by reference. The Notice of Grant, together with the terms and conditions set forth in this Agreement and the applicable Plan, constitute the entire agreement between you and the Company with respect to the Option described in the Notice of Grant.

Unless otherwise specified in the Notice of Grant or agreed to in writing by you and the Company, this Master Agreement will apply to all Options granted to you on and after the effective date stated below that are nonqualified stock options. This Agreement is subject to and shall be construed in accordance with the applicable Plan. As used in this Agreement, "Termination of Service" shall mean the cessation of Participant's services as a member of the Board of Directors of the Company, whether due to resignation, death, failure to be re-elected or re-appointed or any other reason. Unless otherwise defined in this Agreement or the Notice of Grant, capitalized terms used in this Agreement and defined in the Plan shall have the same meaning as defined in the Plan.

Please indicate that your have read and agree to the terms and conditions of this Agreement by signing below and returning the signed copy to the Company at its principal offices in Durham, North Carolina. By your signature below, you agree to be bound by the provisions of this Agreement and the Plans and Notices of Grant applicable to the Options to which this Agreement applies. Upon receipt of a signed copy of this Agreement at the Company's principal office, this Agreement shall be effective as of the first date on which the Company grants you an Option.

CREE, INC.                               PARTICIPANT:

By:
   ------------------------------        ---------------------------------------
   [Name & Title]                        [Name]


To be Completed by Company:

Date of First Option Grant (Agreement Effective Date):

1. Grants of Options. Subject to the terms and conditions contained herein and in the applicable Notice of Grant and Plan, the Company may, from time to time in its discretion, grant you Options to purchase shares of Common Stock.

2. Term of Options. Unless sooner terminated in accordance with the Plan or this Agreement or as otherwise provided in the Notice of Grant, each Option will expire and cease to be exercisable upon the first to occur of the following:

     (a) the expiration of ninety (90) calendar days following your Termination of Service, except where the termination results from your death or Disability or where your death occurs following the termination but while the Option is otherwise still exercisable;

     (b) the expiration of one (1) year following your Termination of Service if the termination results from your death,

     (c) the expiration of one (1) year following your Termination of Service if the termination results from your Disability, except where your death occurs after the termination but while the Option is otherwise still exercisable;

     (d) the expiration of one (1) year following your death if your death occurs after your Termination of Service but while the Option is otherwise still exercisable; or

     (e) the seventh (7th) anniversary of the Grant Date of the Option, at 11:59 P.M., local time, Durham, North Carolina.

     Upon expiration or termination of an Option, the Option will have no further effect and cannot thereafter be exercised to purchase any Shares.

3. Accelerated Vesting. Each Option will become fully vested and exercisable to purchase all Shares subject to the Option, to the extent not already vested and exercisable, upon your death or at such time as the Company determines you have become Disabled within the meaning of the applicable Plan, provided you hold the office of Director of the Company at the time of your death or when you became Disabled.

4. Exercise of Option. To exercise an Option, you must complete, execute and deliver to the Company of a notice of exercise in the form supplied by the Company and pay to the Company the purchase price for the number of Shares specified in the notice together with all taxes or other amounts the Company is required to withhold or collect pursuant to this Agreement. Exercise of the Option will be effective only when the notice and required payments are actually received by the Company. If the exercise is facilitated through a "broker-assisted exercise" or "cashless exercise" transaction by a brokerage firm you have designated, you agree that the brokerage firm is acting as your agent in the transaction and that the Company may rely upon notices, instructions and information given by such firm in connection with the exercise, as if the same were given by you. The Company will deliver a certificate or certificates for the purchased Shares to you, or to such other person as you designate in writing, or make the Shares available for electronic delivery in the U.S. to an account you designate in writing, within three (3) business days after the Company receives the notice of exercise and required payments.

5. Withholding Taxes. The Company's obligation to issue Shares upon exercise of an Option is subject to the condition that you pay to the Company, in addition to the purchase price of the Shares purchased, all taxes and any other amounts the Company is required by law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold or collect in connection with the Option exercise, if any, as determined by the Committee.

6. Transfer of Option. Neither an Option nor any rights under an Option may be assigned, pledged as collateral or otherwise transferred, except as permitted by the applicable Plan, nor is any Option or such rights subject to attachment, execution or other judicial process. In the event of any attempt to assign, pledge or otherwise dispose of an Option or any right under an Option, except as permitted by the applicable Plan, or in the event of the levy of any attachment, execution or similar judicial process upon the rights or interests conferred by an Option, the Committee may in its discretion terminate an Option by notice to you.

7. Rights Prior to Exercise. You will have no rights as a shareholder with respect to any Shares until such Shares have been duly issued by the Company or its transfer agent pursuant to exercise of an Option.

8. Provisions of the Plan. The provisions of the applicable Plan are incorporated by reference herein as if set out in full in this Agreement. To the extent that any conflict may exist between any other provision of this Agreement and a provision of the Plan, the Plan provision shall control. All decisions of the Committee with respect to the interpretation, construction and application of the Plan or this Agreement shall be final, conclusive and binding upon you and the Company.

9. Cancellation and Rescission. The Committee may cancel, terminate, rescind, suspend, withhold or otherwise limit or restrict exercise of the unexercised portion of an Option if you engage in any "Detrimental Activity" as defined below or otherwise violate any applicable provision of this Agreement or the Plan. Upon each exercise of an Option, you must certify in a manner acceptable to the Company that you are in compliance with all applicable provisions of this Agreement and the Plan, including the provisions of this section regarding Detrimental Activity. If you engage in any Detrimental Activity prior to or within one (1) year after any exercise of an Option, the exercise may be rescinded pursuant to this section within two (2) years after such exercise. In the event of such rescission, you will be obligated to pay to the Company the amount of any gain realized as a result of the rescinded exercise, in such manner and on such terms and conditions as the Company may require, and the Company will be entitled to set-off against the amount of any such gain any amount the Company owes to you. For purposes of this section, "Detrimental Activity" means:

     (a) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company, provided that such organization or business is engaged in the development, manufacture, marketing, distribution or sale of, or research directed to: (i) silicon carbide or AIII nitride materials for electronic applications, or for any other applications for which the Company is selling such materials at such time; (ii) devices fabricated on or from silicon carbide or AIII nitride materials; or
          (iii) Si LDMOS power devices, 10 watts and above, for RF applications;

     (b) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company, acquired by you either during or after service to the Company;

     (c) any attempt to induce any employee of the Company to leave employment with the Company to perform services elsewhere or any attempt to solicit the trade or business of any current or prospective customer, supplier or partner of the Company;

     (d)  any   breach   by   you  of   any   confidentiality,   noncompetition,
          nonsolicitation or nondisparagement obligations undertaken by you in any written agreement between you and the Company; or

     (e) any act of fraud, misappropriation, embezzlement, or tortious or criminal behavior that adversely impacts the Company.

10.  General.

     (a)  This  Agreement  shall be binding upon and inure to the benefit of you
          and  the   Company   and  upon  our   respective   heirs,   executors,
          administrators, representatives, successors and permitted assigns.

     (b) Notices under this Agreement must be in writing and sent either by hand delivery or by certified mail (return receipt requested and first-class postage prepaid), in the case of the Company, addressed to its principal executive offices to the attention of the Stock Plan Administrator, and, in your case, to your address as shown on the Company's records.

     (c) This Agreement is governed by and construed in accordance with the laws of the State of North Carolina, without reference under conflicts of laws principles.

     (d) No amendment or modification of this Agreement shall be valid unless the same is in writing and signed by you and by an authorized officer of Cree, Inc. The provisions of this Agreement are severable. If any provision of this Agreement is held to be invalid or unenforceable, such determination shall not affect the other provisions of the Agreement and the Agreement shall be construed as if the invalid or unenforceable provision were omitted and a valid and enforceable provision, as nearly comparable as possible, substituted therefor.

     (e) This Agreement and the applicable Notice of Grant and Plan set forth all of the promises, agreements and understandings between you and Company relating to each Option evidenced by this Agreement. This Agreement supersedes any and all prior agreements or understandings, whether oral or written, with respect to each Option evidenced by this Agreement unless otherwise specified in the Notice of Grant.

     (f) Shares issued upon exercise of an Option may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or trading system upon which the Common Stock is listed or traded, and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     (g) You agree that each Option evidenced by this Agreement serves as additional, valuable consideration for your obligations, if any, undertaken in any existing agreement between you and the Company regarding confidential information, noncompetition, nonsolicitation or similar covenants.

     (h) You acknowledge, represent and warrant to the Company, and agree with the Company, that, except for information provided in the Company's filings with the U.S. Securities and Exchange Commission and in the Company's current prospectus relating to the applicable Plan: (i) you have not relied and will not rely upon the Committee, the Company, or any employee or agent of the Company in determining whether to accept or exercise an Option, or in connection with any disposition of Shares purchased upon exercise of an Option, or with respect to any tax consequences related to the grant or exercise of an Option or the disposition of Shares purchased pursuant to exercise of an Option; and
          (ii) you will seek from your own professional advisors such investment, tax and other advice as you believe necessary.

     (i) You acknowledge that you may incur a substantial tax liability as a result of exercise of an Option. You assume full responsibility for all such consequences and the filing of all tax returns and elections you may be required or find desirable to file in connection therewith. If you are required to make any valuation of an Option or Shares purchased pursuant to exercise of the Option under any federal, state or other applicable tax law, and if the valuation affects any tax return or election of the Company or affects the Company's financial statement reporting, you agree that the Company may determine the value and that you will observe any determination so made by the Company in all tax returns and elections filed by you.

                 FORM OF NOTICE OF GRANT - NON-EMPLOYEE DIRECTOR

          [CREE LOGO]                                  NOTICE OF GRANT

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Company:                       Participant:
Cree, Inc.                   Option Number:
4600 Silicon Drive             Option Plan:  Equity Compensation Plan
Durham, NC  27703              Option Type:
Tax I.D. 56-1572719             Grant Date:
                             Number Shares:
                            Exercise Price:
                          Vesting Schedule:
                           Expiration Date:
--------------------------------------------------------------------------------
Dear [name]:

I am pleased to inform you that you have been awarded an option to purchase [number of shares] shares of the common stock of Cree, Inc., at a purchase price of $[price] per share, effective as of [grant date], the Grant Date of the award. Please note that the option is subject to and governed by the Cree, Inc. Equity Compensation Plan (the "Plan") and the terms of the applicable Master Stock Option Agreement between you and Cree, Inc.

You may exercise the option to purchase up to the number of Shares for which it has vested unless the option has earlier terminated or expired. Upon your Termination of Service or employment, the option will be forfeited as to all Shares not then vested. Provided that you are serving as a member of the Board of Directors of Cree, Inc., or as an employee of the Company (as defined in the Plan, which includes being employed by a wholly-owned subsidiary of Cree, Inc.), on the indicated vesting date, the option will vest and may thereafter be exercised to purchase Shares as set forth below, except that all options not then vested shall vest and may thereafter be exercised on the date of the [year] Annual Meeting of Shareholders of Cree, Inc.:

              [number of shares] Shares on [vest date];
              [number of shares] additional Shares on [vest date]; [number of shares] additional Shares on [vest date]; and [number of shares] additional Shares on [vest date].

Notwithstanding the foregoing, the Option shall become fully vested and exercisable, to the extent not already fully vested and exercisable, immediately prior to any Change in Control (as defined in the Plan), provided you are serving as a member of the Board of Directors of Cree, Inc. on the date of the Change in Control, except that the Option shall not become exercisable if and to the extent it is cashed out upon the Change in Control pursuant to the terms of the Plan.

Date:

For CREE, INC.                           Accepted and agreed to:

By:
    ---------------------------------    ---------------------------------------
    [Name & Title]                       [Name]